Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Chi Tong AU, Chief Executive Officer and Secretary of Ever Harvest International Group Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-Q of Ever Harvest International Group Inc. for the period ended September 30, 2022 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ever Harvest International Group Inc.

Dated: November 18, 2022

/s/ Chi Tong AU
Chi Tong AU
Chief Executive Officer, Secretary and Director
(Principal Executive Officer Officer)